UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                    Schedule 14A Information

   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

                                2





        RELATING TO ANNUAL MEETING OF THE SHAREHOLDERS OF

              PROFESSIONAL MINING CONSULTANTS, INC.
     (Exact name of registrant as specified in its charter)





Nevada                                            88-0343832
(State of organization)    (IRS Employer Identification No.)

3675 Pecos-McLeod, Suite 1400, Las Vegas, NV 89121
(Address of principal executive offices)

Registrant's telephone number, including area code (702) 866-2500

Registrant's Attorney: Daniel G. Chapman, Esq., 2080 E. Flamingo
Road, Suite 112, Las Vegas, NV 89119
(702) 650-5660

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [  ]

     [X] No fee required.

     [  ] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
     [X] Definitive Proxy Statement
     [  ] Definitive Additional Materials
     [  ] Soliciting Material Pursuant to  240.14a-11(c) or
     240.14a-12

PROXY STATEMENT TO BE MAILED TO SHAREHOLDERS ON September 13,
1999.

  Item 1.   Date, Time, and Place Information

The annual meeting of shareholders, which was to take place on August 30, 1999 at 1:00 P.M. and was delayed, will be held on September 30, 1999, at 9:00 a.m. at the principal executive offices located at 3675 Pecos-McLeod, Suite 1400, Las Vegas, NV 89121. All shareholders of record on June 28, 1999, may attend and vote in person or by proxy.

The Proxy Statement shall be mailed September 13, 1999 to shareholders of record on June 28, 1999.

The next annual meeting of the Company is scheduled for August 29, 2000. Any shareholder is permitted to present a proposal to be voted upon at that meeting. Any such proposal must be received by the Company no later than April 30, 2000 (120 days before the meeting). If the date of the annual meeting is advanced by more than 30 calendar days or delayed by more than 90 calendar days from the above meeting date, the Company shall, in a timely manner, inform all shareholders of the changed meeting date and of the date by which such proposals must be received.

  Item 2.   Revocability of Proxy

Any and all proxies given by shareholders may be revoked by (i) letter or facsimile, with the signature of the shareholder, addressed to the Secretary of the Company, specifically revoking the proxy, or (ii) a properly created proxy bearing a later date. Any correspondence revoking a proxy is subject to the same delivery requirements as the original proxy was subject to. A revocation that is not timely received shall not be taken into account, and the original proxy shall be counted. Neither attendance at the meeting nor voting at the meeting shall revoke the proxy.

  Item 3.   N/A
Item 4.   Persons Making the Solicitation

The proxy is being solicited by the Company's Board of Directors.

  Item 5.   N/A
Item 6.   Voting Securities and Principal Holders Thereof

Each shareholder is entitled to one vote for each share owned by him or her. There is one class of voting stock, with a total of 4,890,000 shares outstanding, representing 4,890,000 votes. Owners of shares, as listed on the books of the Company as of June 28, 1999, shall be entitled to vote their shares either in person or by proxy.

The following individuals own, either as an individual or beneficially, more than 5% of the total outstanding stock.



Name and Address of    Amount and Nature    Percent of Class
Beneficial Owner       of Beneficial
                       Ownership
Gregory Eckert         630,000              12.88%
2001 Spring Lake Drive
Henderson, NV 89015
Carl Flusche           630,000              12.88%
2001 Spring Lake Drive
Henderson, NV 89015
Howard Manoff          630,000              12.88%
2001 Spring Lake Drive
Henderson, NV 89015
Officers and Directors 360,000              3.60%
as a group (3
individuals)

The following table lists the holdings of the officers and directors of the Company.



Name and Address of    Amount and Nature    Percent of Class
Beneficial Owner       of Beneficial
                       Ownership
Bobby Combs            120,000              2.45%
6669 Five Pennies
Circle
Las Vegas, NV 89120
Douglas Ansell         120,000              2.45%
P.O. Box 96843
Las Vegas, NV 89193
John Michael Eckert    120,000              2.45%
7910 Bermuda Rd.
Las Vegas, NV 89123

  Item 7.   Directors and Executive Officers

The following individuals are members of the Company's Board of Directors. They each serve until the next annual meeting of shareholders, at which time new Directors will be elected. There are no legal proceedings, in which any director, officer, or affiliate of the Company, or any holder of more than 5% of the Company's common stock, is a party adverse to the interests of the Company. The Board has no standing committees of any kind.

During  1999,  Mr.  Howard  Manoff  resigned  as  a  Director  of
Professional Mining Consultants, Inc. He was replaced on the board by Mr. Ansell, who was then appointed as Secretary.

Bobby Combs; President

Mr. Bobby Combs, age 62, has been a Director/Officer of the Company since August 1998.

Since October 1995, Mr. Combs has been a Director and Officer of Silvercrest International, Inc. Since March 1994, Mr. Combs has been president and majority stockholder of Par One Mortgage, Las Vegas, Nevada. From January 1994, through February 1994, he was a loan officer for Summit Capital, Las Vegas, Nevada. Since 1989, Mr. Combs has been an Officer and Director of Bobby Combs & Associates. From September 1993 through December 1993, Mr. Combs was a loan officer for Vegas Valley Mortgage. From March 1993 through August 1993, he was employed at Royal Kinfield Country Club, Las Vegas, Nevada. From September 1990 until December 1991, Mr. Combs was engaged in building and remodeling homes for Rauhut Construction, Inc., Las Vegas, Nevada, of which he was a partner. From March 1989 through August 1990, he was engaged as a salesman in the ornamental iron industry.

Douglas Ansell; Secretary

Mr. Douglas Ansell, age 31, has been a director and officer of the Company since August 1999.

Since June 1998, Mr. Ansell has overseen the operations and been employed by Incorp Services, Inc., a company that provides incorporation and corporate services to individuals and corporations. Additionally, he performs at the MGM Grand Hotel/Casino/Theme Park in Las Vegas, Nevada.

From May 1997 to June 1998, Mr. Ansell performed corporate services for individuals and corporations on an independent contractor basis.

From October 1995 to May 1997, Mr. Ansell was in charge of research and development of special projects for Facade Systems, Inc., Las Vegas, Nevada, where he had previously overseen the development of custom "touch screen" cash control and security applications for the casino and hospitality industries. More recently, he has focused his development efforts on the design and engineering of second-generation artificially intelligent document management applications.

Since 1981, Mr. Ansell has served in various consulting and programming capacities within the computer, entertainment ,and gaming industries including, but not limited to, consulting and software engineering for Desert Coin Corporation, Las Vegas,
Nevada between February 1995 and October 1995 where his duties included the development of various cash control and anti-theft systems.

Since 1988, Mr. Ansell has been recognized within the music industry as one of the nation's top MIDI (Musical Digital
Interface) programmers as well as being highly regarded for his production and performance skills.

John Michael Eckert; Treasurer

Mr. John Michael Eckert, age 52, has been a director and officer of the Company since August 1999.

Since 1992, Mr. Eckert has served as Executive Vice President of American Properties International, Inc., Las Vegas, NV where he was responsible for all plant operations including purchasing, inventory control, computer systems, processing and smelting schedules and administration. While there, he implemented the first computer system for the company, did extensive travel to Hong Kong, Tokyo, Taiwan, and Korea to set up trade shows and property exhibitions featuring U.S. real estate, and established an international on-line interactive computer network for real estate investments, portfolio planners and trading companies.

From 1988 through 1991, he was operations manager for Magic Lantern Productions, an mining company in Las Vegas, Nevada. While there, he was responsible for initial setup of corporation, writing company policies and guidelines, hired key personnel, established operating budgets, and initiated early engineering plans for mining operations in Nevada, California, and Canada.

From 1986 through 1987, he was employed as a sales engineer with Mobile Communications, Inc., Las Vegas, Nevada where he sold, installed and operated E.F. Johnson LTR Systems as well as setting up and licensing remote sites in California, Arizona, Utah, and Nevada.

In 1985, Mr. Eckert was employed by AGES Company, which was an Independent Contractor to U.S. West, a local telephone company in Tucson, Arizona. There, he worked as a supervisor, responsible for area and cable wrecking as well as the installation of fiber optic cables.

From 1984 to 1988, he worked Young Film Productions, Tucson, AZ as a Producer/Unit Production Manager and was responsible for scheduling feature film, national television commercial, and television series production for film companies shooting on location in southern Arizona and the Old Tucson Movie Studios.

From 1981 to 1983, he served as a Sales Engineer for E.F. Johnson
Company, Waseca, MN where performed sales and system design IMTS, ACS/Rydax, and Cellular Telephone systems to both wire line and non wire line common carriers.

From  1976  to  1980, he was employed at Mark  Webb  Productions,
Denver, CO where he produced numerous television commercials for Arby's Roast Beef, Coca Cola, Lincoln Mercury, and Allstate
Insurance just to name a few.

From 1964 to 1967, he served in the United States Navy. He received an honorable discharge and is a Vietnam veteran. He currently holds an FCC Radiotelephone license as well as a LVMPD Gaming Card. He is also listed in the "Who's Who in Corporate America", "Who's Who in Entertainment", and "Who's Who in International Business."

  Item 8.   Compensation of Directors and Executive Officers

None  of  the  Company's  officers and/or directors  receive  any compensation for their respective services rendered to the Company, nor have they received such compensation in the past. They have agreed to act without compensation until authorized by the Board of Directors, which is not expected to occur until the Registrant has generated revenues from operations after consummation of a merger or acquisition. As of the date of this registration statement, the Company has no funds available to pay directors. Further, none of the directors are accruing any compensation pursuant to any agreement with the Company.

ITEM 9 through ITEM 20.  Not Applicable

ITEM 21.  Vote Required for Approval

Each shareholder is entitled to one vote (for or against each director standing for election) for each share he or she held of record on June 28, 1999. In order to be elected, each director must obtain a majority of the votes cast, either in-person or by proxy, at the annual meeting, provided that a quorum (a majority of the issued and outstanding shares of common stock) are present at the meeting, either in-person or by proxy.

  Item 22.  N/A

                           SIGNATURES

Pursuant  to  the  requirements of Section 12 of  the  Securities
Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           Professional Mining Consultants, Inc.



                           By:                           /s/
                              Douglas Ansell
                              Douglas Ansell, Secretary

      PROXY CARD FOR PROFESSIONAL MINING CONSULTANTS, INC.
                       (the "Corporation")

This proxy is solicited on behalf of the Board of Directors of the Corporation for the Annual Meeting of Shareholders to be held on September 30, 1999. The Board of Directors recommends a vote
"FOR" the following:

Election of Directors:

     To elect Bobby Combs to the Board of Directors of the Corporation

            FOR        AGAINST       ABSTAIN

     To elect Douglas Ansell to the Board of Directors of the Corporation

            FOR        AGAINST       ABSTAIN

     To elect John Michael Eckert to the Board of Directors of the Corporation

            FOR        AGAINST       ABSTAIN

Votes MUST be indicated by placing an "X" in one of the above boxes for each nominee using black or blue ink. The undersigned hereby appoints Douglas Ansell, proxy, with full power of substitution, to vote all shares of Common Stock of the undersigned in the Corporation at the Annual Meeting of
Shareholders to be held on September 30, 1999, and at any adjournment thereof, upon all subjects that may properly come before the meeting. IF SPECIFIC DIRECTIONS ARE NOT GIVEN WITH RESPECT TO ANY MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING AND THIS PROXY CARD IS SIGNED AND RETURNED, THE PROXY WILL VOTE IN ACCORDANCE WITH THE ABOVE RECOMMENDATION AND ON ANY MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Please date and sign exactly as your name or names appear on this proxy card. If the shares are held jointly, each shareholder should sign. If signing as an executor, trustee, administrator, custodian, guardian, corporate officer, or pursuant to a power of attorney, please so indicate below.



Dated:                By:

                      Print Name:


RETURN THIS COMPLETED PROXY CARD IN THE ENVELOPE ENCLOSED.  ALLOW
SUFFICIENT MAILING TIME FOR IT TO REACH OUR OFFICE NO LATER  THAN
SEPTEMBER 28, 1999.

     Check this box if you have either a change of address or comments, and please note the same on this proxy card.